SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 11, 2003

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Sale of Assets

The Cort Building

On September 11, 2003, Wells/Orange County Associates (the “Cort Joint Venture”), a joint venture partnership between Wells Operating Partnership, L.P. and Fund X and Fund XI Associates, sold a warehouse and office building containing approximately 52,000 rentable square feet located in Fountain Valley, California (the “Cort Building”) for a $5.77 million sales price.

Fund X and Fund XI Associates is a joint venture between Wells Real Estate Fund XI, L.P. (the “Registrant”) and Wells Real Estate Fund X, L.P. in which the Registrant owns approximately a 42% equity percentage interest and Wells Real Estate Fund X, L.P. owns approximately a 58% equity percentage interest.

The Registrant, through its interest in Fund X and Fund XI Associates, holds approximately a 23.7% equity percentage interest in the Cort Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Cort Building were approximately $1.3 million. The Registrant recognized a loss of approximately $90,000 from the sale of the Cort Building.

Item 7. Financial Statements and Exhibits

(b)    Pro Forma Financial Information.    The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund XI, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2003	F-2

Pro Forma Statement of Income for the year ended December 31, 2002	F-3

Pro Forma Statement of Income for the six months ended June 30, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P. (Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

By:	Wells Capital, Inc.
General Partner

By:	/s/ Leo F. Wells, III
Leo F. Wells, III President

By:	/s/ LEO F. WELLS, III
LEO F. WELLS, III General Partner

Date: September 25, 2003

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WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the disposition of the Cort Building by Wells/Orange County Associates, a joint venture partnership between Fund X and Fund XI Associates and Wells Operating Partnership, L.P., as if the disposition occurred on June 30, 2003. Fund X and Fund XI Associates is a joint venture partnership between Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. Wells Operating Partnership, L.P. is a Delaware limited partnership with Wells Real Estate Investment Trust, Inc. serving as its general partner; Wells Real Estate Investment Trust, Inc. is a Maryland corporation that qualifies as a real estate investment trust. Wells Real Estate Fund XI, L.P. holds an interest of approximately 23.7% in the Cort Building through its indirect equity interest in Wells/Orange County Associates.

The following unaudited pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to give effect to the disposition of the Cort Building as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Cort Building been consummated as of January 1, 2002.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund XI, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in Joint Ventures	$12,448,917	$(1,407,126	)(b)	$11,041,791
Due from Joint Ventures	281,291	0		281,291
Cash and cash equivalents	51,346	1,315,745	(c)	1,367,091

Total assets	$12,781,554	$(91,381)		$12,690,173

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distributions payable	$224,446	$0		$224,446
Accounts payable and accrued expenses	2,077	0		2,077

Total liabilities	226,523	0		226,523

Partners’ capital:
Limited partners:
Class A—1,381,206 units outstanding	12,138,369	(890	)(d)	12,137,479
Class B—272,074 units outstanding	416,662	(90,491	)(d)	326,171

Total partners’ capital	12,555,031	(91,381)		12,463,650

Total liabilities and partners’ capital	$12,781,554	$(91,381)		$12,690,173

(a)	Historical financial information has been obtained from Wells Real Estate Fund XI, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects the portion of Wells Real Estate Fund XI, L.P.’s investment in Wells/Orange County Associates, which is attributable to the Cort Building.

(c)	Reflects Wells Real Estate Fund XI, L.P.’s proportionate share of the Cort Building net sales proceeds.

(d)	Reflects Wells Real Estate Fund XI, L.P.’s proportionate share of the loss recognized on the sale of the Cort Building.

See accompanying notes

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited)

	Wells Real Estate Fund XI, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$837,509	$(128,277	)(b)	$709,232
Other income	2,182	0		2,182

	839,691	(128,277)		711,414

EXPENSES:
Partnership administration	70,515	0		70,515
Legal and accounting	15,668	0		15,668
Other general and administrative	6,693	0		6,693

	92,876	0		92,876

NET INCOME	$746,815	$(128,277)		$618,538

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$1,239,219	$(172,400)		$1,066,819

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$(492,404)	$44,123		$(448,281)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.91			$0.79

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$(1.68)			$(1.53)

DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.94			$0.94

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,357,326			1,357,326

CLASS B	293,187			293,187

(a)	Historical financial information has been obtained from Wells Real Estate Fund XI, L.P.’s annual report filed on Form 10-K for the year ended December 31, 2002.

(b)	Reflects Wells Real Estate Fund X, L.P.’s equity in income of Wells/Orange County Associates related to the Cort Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

See accompanying notes

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund XI, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$342,337	$(61,589	)(b)	$280,748
Other income	260	0		260

	342,597	(61,589)		281,008

EXPENSES:
Partnership administration	42,689	0		42,689
Other general and administrative	9,046	0		9,046
Legal and accounting	8,293	0		8,293

	60,028	0		60,028

NET INCOME	$282,569	$(61,589)		$220,980

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$523,742	$(79,736)		$444,006

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$(241,173)	$18,147		$(223,026)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.38			$0.32

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$(0.88)			$(0.82)

CASH DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.36			$0.36

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,380,706			1,380,706

CLASS B	272,574			272,574

(a)	Historical financial information has been obtained from Wells Real Estate Fund XI, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects Wells Real Estate Fund XI, L.P.’s equity in income of Wells/Orange County Associates related to the Cort Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

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